UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
__________

Item 7.01         Regulation FD Disclosure

On September 30, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release report announcing, in accordance with NYSE American requirements, the filing of the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2022 with the U.S. Securities and Exchange Commission (the “SEC”). This Form 10-K filing, which includes the Company’s audited consolidated financial statements, related notes thereto and management’s discussion and analysis, is available for viewing on the SEC’s website at http://www.sec.gov/edgar.shtml or on the Company's website at www.uraniumenergy.com.

Fiscal 2022 Growth, Balance Sheet, Projects, Resources, and ESG Highlights as of September 29, 2022:

●	Industry leading growth with the two accretive acquisitions of Uranium One Americas, Inc. (“U1A”) and UEX Corporation (“UEX”).

●	Acquired U1A for $125 million in cash, doubling U.S. production capacity in three key categories: total number of permitted In-Situ Recovery (“ISR”) projects, resources and processing infrastructure.

●
Acquired UEX for $171.3 million in stock, which is expected to double total resources in all categories in the world-class, politically stable and uranium mining friendly jurisdiction of Canada, leading to the creation of the largest diversified North American focused uranium company.

●	$173.3 million of cash and liquid assets, no debt, comprised of $48.6 million in cash, $39.5 million in equity holdings and $85.2 million in physical uranium inventories as of September 29, 2022.

●	Expanded physical portfolio of U.S. warehoused uranium (“Physical Portfolio”) to 5.5 million pounds, resulting in an average cost of ~$37 per pound with various delivery dates through December 2025.

●
Revenue of $22.95 million from spot market sales of 500,000 pounds of uranium inventory at a weighted average price of $45.90 per pound, realized gross profit of $7.2 million for the fiscal year ended July 31, 2022.

●
Current inventory balance stands at 1.766 million pounds in the Physical Portfolio with a market value of $85.2 million based on a current spot price of $48.25 per pound (UxC Price September 29, 2022 – ConverDyn U.S. delivery).

●	Became debt free by repaying the $10 million balance of the Company’s secured credit facility.

●
Completed settlement of $18.34 million of indebtedness owed by Anfield Energy Inc. (“Anfield”) to U1A along with exchanging 25 of Anfield’s Wyoming ISR projects for UEC’s conventional Slick Rock Project located in Colorado.

●
Completed S-K 1300 technical reports with totals of 116,341,900 pounds of U3O8 Measured and Indicated resources and 27,180,800 pounds of U3O8 Inferred resources. This does not include pending resource reports for the recently acquired UEX projects.

●	Completed and filed the largest S-K 1300 uranium resources reported in the United States combining UEC’s recently acquired U1A and Anfield assets together with the Reno Creek Project.

●	Completed 105 monitor wells at the Burke Hollow Project’s initial Production Area, one of the newest and largest ISR wellfield being developed in the U.S.

●
Following the filing of the 10-K report, an inaugural sustainability report will be published to highlight the Company’s Environmental, Social and Governance (“ESG”) program and the successful initiatives.

Amir Adnani, CEO and President stated: “Fiscal 2022 was a truly transformative year for UEC. We invested close to $420 million in growing our Company with two accretive acquisitions, expansion of Physical Portfolio and development of new ISR production capability. Our balance sheet is debt free with $173.3 million in cash and liquid assets, providing the financial strength to advance projects towards production and support further accretive acquisitions. UEC’s strategic objective is to continue building and growing the Company to become a leading supplier of low-cost uranium, a green energy fuel, from proven, politically stable and mining friendly jurisdictions.”

Mr. Adnani continued: “We have created a unique two-pronged approach with a 100% unhedged market strategy: 1) near term U.S. ISR production; and 2) Canadian high-grade conventional pipeline. Our U.S. ISR portfolio is built around two hub-and-spoke production platforms in Wyoming and Texas, containing America’s largest resource bases of fully permitted projects and two fully built and operational processing plants. Wyoming and Texas ISR projects now have over 75 million pounds of Measured and Indicated resources and 25 million pounds of Inferred resources. Our Canadian high-grade conventional business is comprised of 29 projects, 5 of which are advanced resource-stage and already in strong joint-venture partnerships. The projects in Canada’s Athabasca Basin are among the highest grades globally for conventional mining.”

Mr. Adnani concluded: “The global mega-trends of electrification and decarbonization driven by demand for emission-free electricity have created unprecedented growth and acceptance of nuclear power. The need for safe, 24-7, economic, baseload energy positions nuclear electricity generation as an integral component in the green energy transition. Furthermore, Russia’s invasion of Ukraine and Western overdependence on former Soviet Union supply, confirms the need to develop Western supplies of uranium for energy and national security. To that end, our low-cost, permitted U.S. ISR production platforms and Canadian high-grade conventional projects, along with our Physical Portfolio provide secure supply sources for Western uranium demand.”

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description
99.1	News Release dated September 30, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 30, 2022.	URANIUM ENERGY CORP. By: /s/ Pat Obara Pat Obara, Secretary and Chief Financial Officer
__________